Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2013							2014							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700	$3,921	$11,621			(4)%	(3)%	—	—
US and Puerto Rico	1,971	2,045	4,016	2,037	6,053	2,265	8,318	1,765	1,901	3,666	1,968	5,634			(3)%	(7)%	—	—
Europe	946	950	1,896	985	2,881	1,049	3,930	948	908	1,856	814	2,670			(17)%	(7)%	1%	2%
Rest of the World	765	835	1,600	805	2,405	890	3,295	830	811	1,641	838	2,479			4%	3%	(3)%	(4)%
Other	149	218	367	238	605	237	842	268	269	537	301	838			26%	39%	—	—

% of Revenues	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
US and Puerto Rico	51.4%	50.5%	51.0%	50.1%	50.7%	51.0%	50.8%	46.3%	48.9%	47.6%	50.2%	48.5%
Europe	24.7%	23.5%	24.1%	24.2%	24.1%	23.6%	24.0%	24.9%	23.3%	24.1%	20.8%	23.0%
Rest of the World	20.0%	20.6%	20.3%	19.8%	20.1%	20.0%	20.1%	21.8%	20.9%	21.3%	21.4%	21.3%
Other	3.9%	5.4%	4.6%	5.9%	5.1%	5.4%	5.1%	7.0%	6.9%	7.0%	7.6%	7.2%

BRISTOL-MYERS SQUIBB COMPANY
REVENUES AND COMPOSITION OF CHANGE IN REVENUES
FOR THE PERIOD ENDED SEPTEMBER 30, 2014
(Unaudited, dollars in millions)

QUARTER-TO-DATE	Revenues		Analysis of % Change
	2014	2013	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$1,968	$2,037	(3)%	(8)%	5%	—
Europe	814	985	(17)%	(12)%	(6)%	1%
Rest of the World	838	805	4%	8%	(1)%	(3)%
Other	301	238	26%	N/A	N/A	—
Total	$3,921	$4,065	(4)%	(4)%	—	—

YEAR-TO-DATE	Revenues		Analysis of % Change
	2014	2013	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$5,634	$6,053	(7)%	(11)%	4%	—
Europe	2,670	2,881	(7)%	(4)%	(5)%	2%
Rest of the World	2,479	2,405	3%	9%	(2)%	(4)%
Other	838	605	39%	N/A	N/A	—
Total	$11,621	$11,944	(3)%	(3)%	—	—

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$2,957	$3,024	$5,981	$3,025	$9,006	$3,298	$12,304	$2,807	$2,770	$5,577	$2,843	$8,420			(6)%	(7)%
Alliance and other revenues	874	1,024	1,898	1,040	2,938	1,143	4,081	1,004	1,119	2,123	1,078	3,201			4%	9%
Total Revenues	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700	$3,921	$11,621			(4)%	(3)%

Cost of products sold	1,063	1,108	2,171	1,175	3,346	1,273	4,619	968	991	1,959	1,007	2,966			(14)%	(11)%
Marketing, selling and administrative	994	1,042	2,036	980	3,016	1,068	4,084	957	951	1,908	1,029	2,937			5%	(3)%
Advertising and product promotion	189	218	407	194	601	254	855	163	187	350	171	521			(12)%	(13)%
Research and development	930	951	1,881	893	2,774	957	3,731	946	1,416	2,362	983	3,345			10%	21%
Other (income)/expense	(19)	199	180	5	185	20	205	(208)	(104)	(312)	(277)	(589)			**	**
Total Expenses	3,157	3,518	6,675	3,247	9,922	3,572	13,494	2,826	3,441	6,267	2,913	9,180			(10)%	(7)%

Earnings Before Income Taxes	$674	$530	$1,204	$818	$2,022	$869	$2,891	$985	$448	$1,433	$1,008	$2,441			23%	21%
Provision for Income Taxes	51	—	51	126	177	134	311	49	114	163	276	439			**	**
Net Earnings	$623	$530	$1,153	$692	$1,845	$735	$2,580	$936	$334	$1,270	$732	$2,002			6%	9%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	14	(6)	8	—	8	9	17	(1)	1	—	11	11			**	38%
Net Earnings Attributable to BMS	$609	$536	$1,145	$692	$1,837	$726	$2,563	$937	$333	$1,270	$721	$1,991			4%	8%

Diluted Earnings per Common Share*	$0.37	$0.32	$0.69	$0.42	$1.11	$0.44	$1.54	$0.56	$0.20	$0.76	$0.43	$1.19			2%	7%
Average Common Shares Outstanding - Diluted	1,655	1,660	1,658	1,662	1,659	1,666	1,662	1,666	1,669	1,668	1,670	1,668			—	1%
Dividends declared per common share	$0.35	$0.35	$0.70	$0.35	$1.05	$0.36	$1.41	$0.36	$0.36	$0.72	$0.36	$1.08			3%	3%

	2013							2014
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	72.3%	72.6%	72.4%	71.1%	72.0%	71.3%	71.8%	74.6%	74.5%	74.6%	74.3%	74.5%

Other Ratios
Effective tax rate	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%	5.0%	25.4%	11.4%	27.4%	18.0%

Other (Income)/Expense	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$50	$50	$100	$46	$146	$53	$199	$54	$46	$100	$50	$150			9%	3%
Investment income	(25)	(28)	(53)	(23)	(76)	(28)	(104)	(23)	(28)	(51)	(20)	(71)			(13)%	(7)%
Provision for restructuring	33	173	206	6	212	14	226	21	16	37	35	72			**	(66)%
Litigation charges/(recoveries)	—	(22)	(22)	17	(5)	25	20	29	(20)	9	10	19			(41)%	**
Equity in net income of affiliates	(36)	(50)	(86)	(42)	(128)	(38)	(166)	(36)	(33)	(69)	(12)	(81)			(71)%	(37)%
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	—	—	—	18	18			**	**
Gain on sale of product lines, businesses and assets	(1)	—	(1)	—	(1)	(1)	(2)	(259)	7	(252)	(315)	(567)			**	**
Other alliance and licensing income	(57)	(32)	(89)	(31)	(120)	(28)	(148)	(108)	(144)	(252)	(102)	(354)			**	**
Pension curtailments, settlements and special termination benefits	—	101	101	37	138	27	165	64	45	109	28	137			(24)%	(1)%
Other	17	7	24	(5)	19	(4)	15	50	7	57	31	88			**	**
	$(19)	$199	$180	$5	$185	$20	$205	$(208)	$(104)	$(312)	$(277)	$(589)			**	**

* Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
** In excess of 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED SEPTEMBER 30, 2014
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2014	2013	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2014 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$3,921	$4,065	(144)	(4)%	$(18)	$3,939	—	(4)%
Gross profit	2,914	2,890	24	1%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	2,950	2,959	(9)	—	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	75.2%	72.8%

Marketing, selling and administrative	1,029	980	49	5%	5	1,034	1%	6%
Marketing, selling and administrative excluding specified items (a)	931	976	(45)	(5)%	5	936	1%	(4)%

Advertising and product promotion	171	194	(23)	(12)%	2	173	1%	(11)%

SG&A excluding specified items as a % of revenues	28.1%	28.8%

Research and development	983	893	90	10%	8	991	1%	11%
Research and development excluding specified items (a)	918	893	25	3%	8	926	1%	4%

Research and development excluding specified items as a % of revenues	23.4%	22.0%

YEAR-TO-DATE	2014	2013	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2014 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$11,621	$11,944	(323)	(3)%	$(32)	$11,653	—	(3)%
Gross profit	8,655	8,598	57	1%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	8,775	8,822	(47)	(1)	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	75.5%	73.9%

Marketing, selling and administrative	2,937	3,016	(79)	(3)%	16	2,953	1%	(2)%
Marketing, selling and administrative excluding specified items (a)	2,833	3,010	(177)	(6)%	16	2,849	1%	(5)%

Advertising and product promotion	521	601	(80)	(13)%	4	525	—	(13)%

SG&A excluding specified items as a % of revenues	28.9%	30.2%

Research and development	3,345	2,774	571	21%	6	3,351	—	21%
Research and development excluding specified items (a)	2,774	2,774	—	—	6	2,780	—	—

Research and development excluding specified items as a % of revenues	23.9%	23.2%

(a) Refer to the Specified Items schedule for further details.
* Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2013							2014							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	QTD EX-FX $	YTD EX-FX $	Qtr vs. Qtr %	YTD vs. YTD %	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700	$3,921	$11,621			$(144)	$(323)	(4)%	(3)%	$3,939	$11,653	(4)%	(3)%	—	—
Virology(a)
Baraclude(b)	366	371	737	378	1,115	412	1,527	406	369	775	325	1,100			(53)	(15)	(14)%	(1)%	324	1,103	(14)%	(1)%	—	—
Hepatitis C Franchise(c)	—	—	—	—	—	—	—	—	—	—	49	49			49	49	N/A	N/A	49	49	N/A	N/A	N/A	N/A
Reyataz	361	431	792	375	1,167	384	1,551	344	362	706	338	1,044			(37)	(123)	(10)%	(11)%	342	1,055	(9)%	(10)%	(1)%	(1)%
Sustiva Franchise(d)	387	411	798	389	1,187	427	1,614	319	361	680	357	1,037			(32)	(150)	(8)%	(13)%	356	1,029	(8)%	(13)%	—	1%
Oncology(a)
Erbitux	162	171	333	183	516	180	696	169	186	355	187	542			4	26	2%	5%	187	544	2%	5%	N/A	N/A
Opdivo(e)	—	—	—	—	—	—	—	—	—	—	1	1			1	1	N/A	N/A	1	1	N/A	N/A	N/A	N/A
Sprycel	287	312	599	316	915	365	1,280	342	368	710	385	1,095			69	180	22%	20%	387	1,107	22%	21%	(1)%	(1)%
Yervoy	229	233	462	238	700	260	960	271	321	592	350	942			112	242	47%	35%	350	938	47%	34%	—	1%
Neuroscience(a)
Abilify(f)	522	563	1,085	569	1,654	635	2,289	540	555	1,095	449	1,544			(120)	(110)	(21)%	(7)%	450	1,539	(21)%	(7)%	—	—
Immunoscience(a)
Orencia(g)	320	352	672	375	1,047	397	1,444	363	402	765	444	1,209			69	162	18%	15%	448	1,222	19%	17%	(1)%	(1)%
Cardiovascular(a)
Eliquis	22	12	34	41	75	71	146	106	171	277	216	493			175	418	**	**	217	494	**	**	N/A	N/A

Diabetes Alliance(h)	358	438	796	432	1,228	455	1,683	179	27	206	42	248			(390)	(980)	(90)%	(80)%	43	248	(90)%	(80)%	—	—

Mature Products and All Other(i)	817	754	1,571	769	2,340	855	3,195	772	767	1,539	778	2,317			9	(23)	1%	(1)%	785	2,324	2%	(1)%	(1)%	—

Total Excluding Diabetes Alliance	3,473	3,610	7,083	3,633	10,716	3,986	14,702	3,632	3,862	7,494	3,879	11,373			246	657	7%	6%	3,896	11,405	7%	6%	—	—

**	In excess of 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)	Includes generic sales of entecavir from a U.S. supply and distribution agreement with Par Pharmaceutical Companies, Inc.
(c)
Includes Daklinza (daclatasvir) revenues of $38M for the three and nine months ended September 30, 2014, and includes Sunvepra (asunaprevir) revenues of $11M for the three and nine months ended September 30, 2014.

(d)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance and other revenue of $309M and $328M for the three months ended September 30, 2014 and 2013, respectively, and $894M and $998M for the nine months ended September 30, 2014 and 2013, respectively.

(e)	Includes alliance and other revenue from our alliance with Ono Pharmaceutical Company Ltd. in Japan.
(f)
Includes alliance and other revenue of $410M and $464M for three months ended September 30, 2014 and 2013, respectively, and $1,350M and $1,313M for the nine months ended September 30, 2014 and 2013, respectively.

(g)
Includes Orencia SubQ revenues of $192M and $118M for three months ended September 30, 2014 and 2013, respectively, and $488M and $302M for the nine months ended September 30, 2014 and 2013, respectively.

(h)
The nine months ended September 30, 2014 includes pre-divestiture revenues of Bydureon, Byetta, Farxiga/Forxiga/Xigduo, Onglyza/Kombiglyze, Symlin and Myalept of $153M and post-divestiture revenues of $95M.

(i)
Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Plavix revenues of $44M and $42M for the three months ended September 30, 2014 and 2013, respectively, and $137M and $177M for the nine months ended September 30, 2014 and 2013, respectively. Additionally, includes Avapro/Avalide revenues of $56M and $71M for the three months ended September 30, 2014 and 2013, respectively, and $171M and $173M for the nine months ended September 30, 2014 and 2013, respectively.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
TOTAL(a)	$1,971	$2,045	$4,016	$2,037	$6,053	$2,265	$8,318	$1,765	$1,901	$3,666	$1,968	$5,634			(3)%	(7)%
Virology
Baraclude(b)	68	73	141	67	208	81	289	70	84	154	40	194			(40)%	(7)%
Reyataz	193	200	393	189	582	187	769	176	168	344	169	513			(11)%	(12)%
Sustiva Franchise(c)	251	275	526	259	785	307	1,092	228	266	494	284	778			10%	(1)%
Oncology
Erbitux	158	168	326	180	506	176	682	158	178	336	175	511			(3)%	1%
Sprycel	115	135	250	134	384	157	541	145	163	308	179	487			34%	27%
Yervoy(d)	159	140	299	130	429	148	577	146	173	319	191	510			47%	19%
Neuroscience
Abilify	328	378	706	378	1,084	435	1,519	325	417	742	407	1,149			8%	6%
Immunoscience
Orencia(e)	214	238	452	246	698	256	954	229	254	483	292	775			19%	11%
Cardiovascular
Eliquis	17	5	22	27	49	48	97	61	94	155	113	268			**	**

Diabetes Alliance(f)	292	320	612	308	920	322	1,242	114	—	114	—	114			(100)%	(88)%

Mature Products and All Other(g)	176	113	289	119	408	148	556	113	104	217	118	335			(1)%	(18)%

Total Excluding Diabetes Alliance	1,679	1,725	3,404	1,729	5,133	1,943	7,076	1,651	1,901	3,552	1,968	5,520			14%	8%

**	In excess of 100%
(a)	Domestic revenues include United States and Puerto Rico.
(b)	Includes generic sales of entecavir from a U.S. supply and distribution agreement with Par Pharmaceutical Companies, Inc.
(c)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(d)
Nine months ended September 30, 2013 includes $25 million of net sales that were previously deferred until sufficient historical experience to estimate sales returns was developed. The following table provides a reconciliation of the net impact of reversal of previously deferred net sales.

	2014		2013		% Change
	3rd Qtr	9 Months	3rd Qtr	9 Months	Qtr vs. Qtr	YTD vs. YTD

Yervoy Revenues As Reported	191	510	130	429	47%	19%
Reversal of deferred revenues, net	—	—	—	(25)	—	(100)%
Yervoy Revenues - Adjusted	191	510	130	404	47%	26%

(e)
Includes Orencia SubQ revenues of $129M and $91M for three months ended September 30, 2014 and 2013, respectively, and $327M and $244M for the nine months ended September 30, 2014 and 2013, respectively.

(f)	Includes Bydureon, Byetta, Farxiga, Onglyza/Kombiglyze and Symlin and Myalept.
(g)	Represents all other products sold in the U.S., including those which have lost exclusivity in major markets.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2013							2014							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$1,860	$2,003	$3,863	$2,028	$5,891	$2,176	$8,067	$2,046	$1,988	$4,034	$1,953	$5,987			(4)%	2%	(1)%	—
Virology
Baraclude	298	298	596	311	907	331	1,238	336	285	621	285	906			(8)%	—	—	—
Hepatitis C Franchise(a)	—	—	—	—	—	—	—	—	—	—	49	49			N/A	N/A	N/A	N/A
Reyataz	168	231	399	186	585	197	782	168	194	362	169	531			(9)%	(9)%	(2)%	(2)%
Sustiva Franchise(b)	136	136	272	130	402	120	522	91	95	186	73	259			(44)%	(36)%	—	2%
Oncology
Erbitux	4	3	7	3	10	4	14	11	8	19	12	31			**	**	N/A	N/A
Opdivo(c)	—	—	—	—	—	—	—	—	—	—	1	1			N/A	N/A	N/A	N/A
Sprycel	172	177	349	182	531	208	739	197	205	402	206	608			13%	15%	(2)%	(2)%
Yervoy	70	93	163	108	271	112	383	125	148	273	159	432			47%	59%	1%	1%
Neuroscience
Abilify(d)	194	185	379	191	570	200	770	215	138	353	42	395			(78)%	(31)%	(1)%	1%
Immunoscience
Orencia	106	114	220	129	349	141	490	134	148	282	152	434			18%	24%	(2)%	(4)%
Cardiovascular
Eliquis	5	7	12	14	26	23	49	45	77	122	103	225			**	**	N/A	N/A

Diabetes Alliance(e)	66	118	184	124	308	133	441	65	27	92	42	134			(66)%	(56)%	—	—

Mature Products and All Other(f)	641	641	1,282	650	1,932	707	2,639	659	663	1,322	660	1,982			2%	3%	(1)%	—

Total Excluding Diabetes Alliance	1,794	1,885	3,679	1,904	5,583	2,043	7,626	1,981	1,961	3,942	1,911	5,853			—	5%	(1)%	(1)%

**	In excess of 100%
(a)
Includes Daklinza (daclatasvir) revenues of $38M for the three and nine months ended September 30, 2014, and includes Sunvepra (asunaprevir) revenues of $11M for the three and nine months ended September 30, 2014.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes alliance and other revenue from our alliance with Ono Pharmaceutical Company Ltd. in Japan.
(d)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(e)	Includes Bydureon, Byetta, Forxiga/Xigduo, Onglyza/Kombiglyze, Symlin and Myalept.
(f)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$2,768	$2,940	$5,708	$2,890	$8,598	$3,168	$11,766	$2,843	$2,898	$5,741	$2,914	$8,655
Specified items (a)	85	70	155	69	224	102	326	45	39	84	36	120
Gross profit excluding specified items	2,853	3,010	5,863	2,959	8,822	3,270	12,092	2,888	2,937	5,825	2,950	8,775

Marketing, selling and administrative	994	1,042	2,036	980	3,016	1,068	4,084	957	951	1,908	1,029	2,937
Specified items (a)	(1)	(1)	(2)	(4)	(6)	(10)	(16)	(3)	(3)	(6)	(98)	(104)
Marketing, selling and administrative excluding specified items	993	1,041	2,034	976	3,010	1,058	4,068	954	948	1,902	931	2,833

Research and development	930	951	1,881	893	2,774	957	3,731	946	1,416	2,362	983	3,345
Specified items (a)	—	—	—	—	—	(16)	(16)	(48)	(458)	(506)	(65)	(571)
Research and development excluding specified items	930	951	1,881	893	2,774	941	3,715	898	958	1,856	918	2,774

Other (income)/expense	(19)	199	180	5	185	20	205	(208)	(104)	(312)	(277)	(589)
Specified items (a)	(19)	(239)	(258)	(43)	(301)	(39)	(340)	88	(67)	21	203	224
Other (income)/expense excluding specified items	(38)	(40)	(78)	(38)	(116)	(19)	(135)	(120)	(171)	(291)	(74)	(365)

Effective Tax Rate	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%	5.0%	25.4%	11.4%	27.4%	18.0%
Specified items (a)	3.4%	13.8%	8.3%	2.4%	5.6%	2.5%	4.6%	18.0%	(4.1)%	10.7%	(3.2)%	4.8%
Effective Tax Rate excluding specified items	11.0%	13.8%	12.5%	17.8%	14.4%	17.9%	15.4%	23.0%	21.3%	22.1%	24.2%	22.8%

(a) Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$—	$—	$—	$—	$—	$36	$36	$45	$39	$84	$36	$120
Amortization of acquired Amylin intangible assets	138	137	275	137	412	137	549	—	—	—	—	—
Amortization of Amylin alliance proceeds	(67)	(67)	(134)	(68)	(202)	(71)	(273)	—	—	—	—	—
Amortization of Amylin inventory adjustment	14	—	14	—	14	—	14	—	—	—	—	—
Cost of products sold	85	70	155	69	224	102	326	45	39	84	36	120

Additional year of Branded Prescription Drug Fee	—	—	—	—	—	—	—	—	—	—	96	96
Process standardization implementation costs	1	1	2	4	6	10	16	3	3	6	2	8
Marketing, selling and administrative	1	1	2	4	6	10	16	3	3	6	98	104

Upfront, milestone and other payments	—	—	—	—	—	16	16	15	148	163	65	228
IPRD impairments	—	—	—	—	—	—	—	33	310	343	—	343
Research and development	—	—	—	—	—	16	16	48	458	506	65	571

Provision for restructuring	33	173	206	6	212	14	226	21	16	37	35	72
Gain on sale of product lines, businesses and assets	—	—	—	—	—	—	—	(259)	12	(247)	(315)	(562)
Pension curtailments, settlements and special termination benefits	—	99	99	37	136	25	161	64	45	109	28	137
Acquisition and alliance related items(a)	—	(10)	(10)	—	(10)	—	(10)	16	17	33	39	72
Litigation charges/(recoveries)	—	(23)	(23)	—	(23)	—	(23)	25	(23)	2	10	12
Loss on debt redemption	—	—	—	—	—	—	—	45	—	45	—	45
Upfront, milestone and other licensing receipts	(14)	—	(14)	—	(14)	—	(14)	—	—	—	—	—
Other (income)/expense	19	239	258	43	301	39	340	(88)	67	(21)	(203)	(224)

Increase/(decrease) to pretax income	105	310	415	116	531	167	698	8	567	575	(4)	571
Income tax on items above	(35)	(116)	(151)	(40)	(191)	(51)	(242)	(179)	(102)	(281)	33	(248)
Increase/(decrease) to net earnings	$70	$194	$264	$76	$340	$116	$456	$(171)	$465	$294	$29	$323

(a) Includes $16 million of additional year of Branded Prescription Drug Fee.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Cash and cash equivalents	$1,355	$1,821	$1,771	$3,586	$5,225	$4,282	$4,851
Marketable securities - current	1,178	978	951	939	1,834	2,893	2,370
Marketable securities - long term	3,242	3,223	3,623	3,747	3,558	3,876	4,328
Cash, cash equivalents and marketable securities	5,775	6,022	6,345	8,272	10,617	11,051	11,549

Short-term borrowings and current portion of long-term debt	(1,372)	(764)	(680)	(359)	(281)	(365)	(401)
Long-term debt	(6,522)	(6,442)	(6,532)	(7,981)	(7,367)	(7,372)	(7,267)
Net cash/(debt) position	$(2,119)	$(1,184)	$(867)	$(68)	$2,969	$3,314	$3,881

BRISTOL-MYERS SQUIBB COMPANY
2014 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2014
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.15 to $1.25
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.15
Upfront and milestone payments, net	0.12
Gain on diabetes business divestiture and other related impacts	(0.27)
Pension settlements	0.33
Impairment Charges	0.13
Additional year of Branded Prescription Drug Fee	0.07
Other	0.02
Total	0.55

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.70 to $1.80

Gross margin as a percentage of revenues on a GAAP and non-GAAP basis for the nine months ended September 30, 2014 was 74.5% and 75.5%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of revenues for the full year 2014 between 75% and 76%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See "—Reconciliation of GAAP and non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact".

Research and development expenses on a GAAP and non-GAAP basis for the nine months ended September 30, 2014 were $3.3 billion and $2.8 billion, respectively. On a non-GAAP basis, the Company projects research and development expense for the full year 2014 to grow in the mid single digit range compared to 2013. It is estimated that 30% to 45% of the research and development expenses in 2014 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

Marketing, selling and administrative expenses on a GAAP and non-GAAP basis for the nine months ended September 30, 2014 were $2.9 billion and $2.8 billion, respectively. On a GAAP basis, expenses for the nine months ended September 30, 2014 included specified items of $104 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2014 to decrease in the mid single digit range compared to 2013. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The effective tax rate on a GAAP basis for the nine months ended September 30, 2014 was 18.0%. On a non-GAAP basis, for the nine months ended September 30, 2014 the effective tax rate was 22.8%. On a non-GAAP basis, the Company projects an annual effective tax rate of between 19% and 20%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The GAAP financial results for the full year 2014 will include specified items, including gains on divestitures, expected charges associated with downsizing and streamlining worldwide operations, in-process research and development (IPRD) and asset impairments, upfront and milestone payments, restructuring, charges and recoveries relating to significant legal proceedings, pension related items and additional charges related to the Branded Prescription Drug Fee.  The GAAP financial results for the full year 2014 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for IPRD and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Third Quarter 2014 Financial Results, October 24, 2014 including “2014 Financial Guidance” and “Use of non-GAAP Financial Information” therein.